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                               BOARDWALK CASINO, INC.

                               REGISTRATION  AGREEMENT

    THIS AGREEMENT is made as of September __, 1996, between BOARDWALK
CASINO, INC., a Nevada Corporation (the "Company"), and DIVERSIFIED OPPORTUNITIES GROUP LTD., an Ohio limited liability company, or its nominee as described in Paragraph 8(e) ("Purchaser").

    The parties to this Agreement are parties to a Purchase Agreement dated as of ______________________, 1996 (the "Purchase Agreement"), pursuant to which the Company shall issue to Purchaser unregistered Shares and a convertible subordinated note (the "Note"), which Note is convertible into Shares. It is contemplated pursuant to the Purchase Agreement that Purchaser and Norbert W. Jansen, individually and as trustee under an agreement dated July 14, 1993 ("Jansen"), shall have entered into an option and proxy agreement (the "Option Agreement"), pursuant to which Purchaser shall have the obligation to acquire 500,000 Shares and the right to acquire up to an additional 1,000,000 Shares of the Company owned by Jansen. In order to induce Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Paragraph 7 hereof.

    The parties hereto agree as follows:

         DEMAND REGISTRATIONS.

         (a) REQUESTS FOR REGISTRATION. For a period of five (5) years following the Closing, Purchaser may request registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or any portion of its Shares on Form S-1 or any similar long-form registration or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. All registrations requested pursuant to this Paragraph 1(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Shares requested to be registered and the anticipated per share price range for such offering.

         (b) NUMBER OF DEMAND REGISTRATIONS. Purchaser shall be entitled to request (i) two Demand Registrations in which the Company shall pay all Registration Expenses (as defined in Paragraph 5) (the "Company-paid Registrations") and (ii) one Demand Registration in which Purchaser shall pay its share of the Registration Expenses as set forth in paragraph 5 hereof. A registration shall not count as one of the permitted Demand Registrations until it has become effective, and Purchaser is able to register at least 90% of the Shares requested to be included in such registration by Purchaser; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Registration whether or not it has become effective. Demand Registrations shall be Short-Form

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Registrations whenever the Company is permitted to use any applicable short form; provided, however, Purchaser shall have the right to determine whether an underwriter or underwriters will be retained and shall select any such underwriter for the sale of Shares included in the Demand Registration, but the selection shall be subject to the reasonable approval of the Company. The Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Shares.

         (c) PRIORITY ON DEMAND REGISTRATIONS. Any Person other than Purchaser who participates in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in Paragraph 5 hereof.

         (d) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous registration.

    2.   PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or on Form S-8 or S-4) and the registration form to be used may be used for the registration of Shares (a "Piggyback Registration"), the Company shall give prompt written notice to Purchaser of its intention to effect such a registration and shall include in such registration all Shares with respect to which Purchaser requests for inclusion therein within 20 days after the receipt of the Company's notice.

         (b) PIGGYBACK EXPENSES. The Registration Expenses of Purchaser shall be paid by the Company in all Piggyback Registrations.

         (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Shares requested to be included in such registration by Purchaser, and other securities requested to be included in such registration relating to registration rights existing on the date hereof, on a pro rata basis, and (iii) third, the other securities requested to be included in such registration relating to registration rights granted by the Company after the date hereof.

         (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the Shares and other securities requested to be included therein by Purchaser and other securities requested to be included in such registration relating to registration rights existing as the date hereof, on a pro rata basis, and (ii) second, the other

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securities requested to be included in such registration relating to registration rights granted by the Company after the date hereof.

    3.   HOLDBACK AGREEMENTS.

         (a) Purchaser shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 60-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 5% (on a fully-diluted basis) of its Shares, or any securities convertible into or exchangeable or exercisable for Shares, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

    4. REGISTRATION PROCEDURES. Whenever Purchaser has requested that any Shares be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and sale of such Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

         (a) prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become effective; PROVIDED that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by Purchaser copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

         (b) notify Purchaser of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish to Purchaser such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement

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(including each preliminary prospectus) and such other documents as Purchaser may reasonably request in order to facilitate the disposition of the Shares owned by Purchaser;

         (d) use its best efforts to register or qualify such Shares under such other securities or blue sky laws of such jurisdictions as Purchaser reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Purchaser to consummate the disposition in such jurisdictions of the Shares; PROVIDED that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (e) notify Purchaser, at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of Purchaser, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (f) cause all such Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

         (g) provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement;

         (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as Purchaser may reasonably request in order to expedite or facilitate the disposition of such Shares;

         (i) make available for inspection by Purchaser, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by Purchaser or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by Purchaser, underwriter, attorney, accountant or agent in connection with such registration statement;

         (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

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         (k)  permit Purchaser in its sole and exclusive judgment, to participate in the preparation of such registration or comparable statement;

         (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Shares included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

         (m) use its best efforts to cause such Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Purchaser to consummate the disposition of such Shares; and

         (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as Purchaser may reasonably request.

    5.   REGISTRATION EXPENSES.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company and fees and disbursements of counsel for the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

         (b) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

    6.   INDEMNIFICATION.

         (a) The Company agrees to indemnify, to the extent permitted by law, Purchaser its, members, managers, officers, directors, shareholders, agents and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except

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insofar as the same are caused by or contained in any information furnished in writing to the Company by Purchaser expressly for use therein. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Purchaser.

         (b) In connection with any registration statement in which Purchaser is participating, Purchaser shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Purchaser; provided that Purchaser's obligation to indemnify shall be limited to the gross amount of proceeds received by Purchaser pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

    7.   DEFINITIONS.

         (a) "AFFILIATES" of a Person means any other Person controlling, controlled by or under common control with such first Person.

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         (b)  "CLOSING" has the meaning set forth in the Purchase Agreement.

         (c) "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and/or a governmental entity or any department, agency, or political subdivision thereof.

         (d) "SHARES" means, collectively, any shares of the Company's common stock $.001 par value acquired by Purchaser pursuant to the Purchase Agreement, issued or issuable upon conversion of the Note or acquired pursuant to the Option Agreement and any Shares issuable with respect to such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

    8.   MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to Purchaser in this Agreement.

         (b) ADJUSTMENTS AFFECTING SHARES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Purchaser to include such Shares in a registration undertaken pursuant to this Agreement.

         (c) REMEDIES. Purchaser shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Purchaser.

         (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereunder and may not be assigned; provided, however, Purchaser may assign its rights and obligations hereunder, in whole or in part, to one or more corporations, limited liability companies, partnerships, trusts or other entities which are under common control with, or controlled, through equity ownership and/or voting control by, Purchaser or Jeffrey P. Jacobs; it being acknowledged that any entity in which Jeffrey P. Jacobs beneficially owns 15% or more of the equity securities and is Chairman of the Board and/or Chief Executive Officer constitutes common control.

         (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision

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of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (i) GOVERNING LAW. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto will be governed by the laws of the State of Nevada, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

         (j) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given in accordance with Section 19 of the Purchase Agreement.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       BOARDWALK CASINO, INC.

                                       By
                                         ----------------------------------

                                       Its
                                          ---------------------------------

                                       DIVERSIFIED OPPORTUNITIES
                                       GROUP LTD.

                                       By: Jacobs Entertainment Ltd.
                                           its manager


                                           By
                                             ------------------------------
                                                Jeffrey P. Jacobs,
                                                President


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